SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 4, 2006
Premium Standard Farms, Inc.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of Incorporation)

333-64180	43-1755411

(Commission File Number)	(I.R.S. Employer Identification No.)

805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri	64105

(Address of principal executive offices)	(Zip Code)
(816) 472-7675
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 4, 2006, the Company filed a press release announcing the filing of a registration statement on Form S-1 with the Securities and Exchange Commission for a proposed offering of common stock by certain shareholders. The Company will not sell any shares in this offering. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed herewith:
     99.1       Press Release issued April 4, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PREMIUM STANDARD FARMS, INC.
Date: April 4, 2006	By:	/s/ Blake Day
Blake Day,
Vice President Corporate Accounting and Finance